Exhibit 99.1

FOR IMMEDIATE RELEASE March 17, 2022

SCILEX HOLDING COMPANY, A MAJORITY-OWNED SUBSIDIARY OF SORRENTO THERAPEUTICS, INC., TO BECOME PUBLICLY TRADED THROUGH A MERGER WITH VICKERS VANTAGE CORP. I

•	Combined company expected to have a pro forma equity value post-money of approximately $1.64 billion, subject to potential adjustment, and with up to $140 million in expected gross proceeds before expenses, assuming no redemptions from Vickers Vantage Corp. I’s existing public shareholders, which would provide the current stockholders of Scilex an estimated ownership of approximately 88% of the outstanding shares of the Combined Company. Merger expected to close by the third quarter of 2022, and the Combined Company’s common stock is expected to be listed on Nasdaq under the new ticker symbol “SCLX”
•	Funds will be used for, among other things, the potential registration and commercialization of SP-102 (SEMDEXATM) in 2023 and further development of the other existing non-opioid clinical programs for high unmet need acute and chronic pain conditions
•	Transaction will support the continued commercial promotion of ZTlido® by the current sales team of 65 in the U.S., and the preparation for the launch of SP-102 (SEMDEXATM), if approved, a potential first-to-market, Phase 3 novel non-opioid therapeutic for lumbar radicular pain or sciatica, as well as advance other potential first-in-class non-opioid clinical development programs across multiple acute and chronic pain conditions, including expanded acute and chronic back pain populations and fibromyalgia
•	Highly significant positive top-line results from Scilex’s SP-102 (SEMDEXATM) pivotal Phase 3 trial in lumbar radicular pain or sciatica were announced in December 2021 along with our Phase 2 trial of SP-103, a triple strength novel formulation of ZTlido in low back pain, which is expected to start in Q2-2022
•	Top stockholders of Scilex Holding Company post-closing to include Sorrento Therapeutics, Inc. (Nasdaq: SRNE), Vickers Venture Fund VI Pte Ltd and Vickers Venture Fund VI (Plan) Pte Ltd

NEW YORK and PALO ALTO, Calif., March 17, 2022 (GLOBE NEWSWIRE) -- Scilex Holding Company (“Scilex”), a majority-owned subsidiary of Sorrento Therapeutics, Inc. (Nasdaq: SRNE, “Sorrento”), a commercial biopharmaceutical company focused on developing and commercializing non-opioid therapies for patients with acute and chronic pain, and Vickers Vantage Corp. I (Nasdaq: VCKA; VCKAW) (“VCKA”), a special purpose acquisition company sponsored by Vickers Venture Fund VI Pte Ltd and Vickers Venture Fund VI (Plan) Pte Ltd, today announced that they have entered into a definitive business combination agreement ("BCA"). Prior to the closing of the transaction, VCKA will be redomesticated as a Delaware corporation. Upon closing of the transaction, the combined company (the “Combined Company”) will be renamed Scilex Holding Company, and its common stock and warrants are expected to be listed on Nasdaq under the ticker symbols “SCLX” and “SCLXW”, respectively. The boards of directors of each of VCKA, Scilex and Sorrento have unanimously approved the proposed transaction. The closing of the transaction, which is expected to occur by the third quarter of 2022, is subject to the approval of VCKA’s shareholders and the satisfaction or waiver of certain other customary closing conditions.

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"We are thrilled to have the opportunity to partner with the team at Scilex. We believe Scilex is a uniquely compelling company with excellent non-opioid pain management therapies, which we expect may become cornerstone therapies for treating many acute and chronic pain conditions worldwide," said Dr. Jeffrey Chi, Chief Executive Officer and Chairman of VCKA and Vice Chairman of Vickers Venture Partners.

More than 60% of U.S. opioid prescriptions are for the treatment of chronic low back pain (CLBP)1 despite the fact that opioids are associated with serious and potentially life-threatening side effects and have not demonstrated efficacy in the treatment of CLBP.2,3,4 In 2018, more than 67,000 drug overdose deaths occurred in the United States5 of which almost 47,000 (70%) were opioid-related. Over 70% of the 70,630 deaths in 2019 involved an opioid.6 Provisional data released by the Centers for Disease Control and Prevention showed drug overdose deaths rose by nearly 29% over a 12-month period ending in April 2021, to an estimated 100,306.7

“Scilex was advanced through key milestones, and we are proud of Scilex’s continued path of success, most notably with the FDA approval and commercialization of ZTlido® along with the highly significant positive top-line pivotal Phase 3 results of SP-102 (SEMDEXATM) previously announced in December 2021,” said Henry Ji, Ph.D., Chairman and Chief Executive Officer of Sorrento and Executive Chairman of Scilex. “With Scilex on its way to becoming a publicly-traded entity, our unique model continues to demonstrate the multiple ways in which we are generating value at Sorrento, including equity stakes in public and private entities, royalties and milestone payments due to us from certain proprietary products, pharma collaborations worldwide to advance core programs, and most importantly, our rapidly progressing and advanced wholly-owned pipeline which we see as our major value driver going forward. In addition to Sorrento’s advanced pipeline of oncology, immunology and virology assets, its wholly and majority owned subsidiaries are an additional source of value and Scilex is now set to join the growing list of publicly-traded entities in which Sorrento is an investor, which also include Celularity Inc., which was funded by Sorrento at its inception.”

The Combined Company is expected to have funds of up to $140 million held in VCKA’s trust account at closing before expenses, assuming no redemptions from Vickers Vantage Corp I’s existing public shareholders, and will be led by Scilex's experienced management team, headed by Jaisim Shah, Chief Executive Officer. The Combined Company might raise additional capital through a PIPE or other financing method as it might see fit for the business, although there are no specific plans for such an offering at this time.

"I am proud of the many landmark milestones delivered by the Scilex team this past year, including completion of our phase 3 study for SP-102 (SEMDEXATM) and a highly successful pivotal Phase 3 program demonstrating robust efficacy and safety in sciatica patients and the upcoming expected initiation of broad Phase 1 and 2 non-opioid programs for SP-102 (SEMDEXATM) with both first-in-class and best-in-class potential in multiple areas of acute and chronic pain with high unmet patient need. We believe the efficacy and safety profile demonstrated by SP-102 (SEMDEXATM) to date and the observed duration of effect represent important differentiating features of this potentially first-to-market non-opioid candidate for the many millions of sciatica patients who are confronting this very painful condition. I would like to thank the team at VCKA and existing shareholders and all of the teams at Scilex and Sorrento and our advisors for their dedication in preparing for this business combination. Today's transaction will allow us to continue to pursue our vision to enhance lives for millions of patients with acute and chronic pain conditions," said Jaisim Shah, Chief Executive Officer of Scilex.

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Available proceeds from the transaction are expected to fund commercialization plans for SP-102 (SEMDEXATM), if approved, along with potential Phase 3 and Phase 2 clinical development programs. Scilex also intends to pursue additional indications for SP-102 (SEMDEXATM) in the future. Scilex also plans to use the funding from the transaction to bolster the continued build out of the commercial team, enhance business development activities and support general corporate activities.

A corporate presentation describing Scilex's development plans can be found at www.scilexholding.com.

Key Transaction Terms

Assuming no redemptions from VCKA’s shareholders, it is estimated that the current stockholders of Scilex will own approximately 88% of the outstanding shares of the Combined Company, assuming no debt adjustment. As part of the transaction, Scilex’s existing equity holders will roll 100% of their equity into the Combined Company. In connection with the transactions, VCKA's sponsors have agreed to cancel 40% of their private warrants if redemptions exceed 75%.

The Combined Company is expected to have funds of up to $140 million held in VCKA’s trust account at closing before expenses, assuming no redemptions from VCKA’s shareholders, which is expected to occur by the third quarter of 2022. The close of the transaction is subject to the approval of VCKA’s shareholders and the satisfaction or waiver of certain other customary closing conditions.

The boards of directors of each of VCKA, Scilex and Sorrento have unanimously approved the proposed transaction.

The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to the definitive agreement relating to the transaction. A copy of the definitive agreement, this press release and a corporate presentation will be filed by VCKA and Sorrento with the Securities and Exchange Commission (the "SEC") as exhibits to a Current Report on Form 8-K, which can be accessed through the SEC's website at www.sec.gov.

Loeb & Loeb, LLP is serving as legal counsel to VCKA. Paul Hastings LLP is serving as legal counsel to Scilex.

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About Scilex Holding Company

Scilex Holding Company, a majority-owned subsidiary of Sorrento Therapeutics, Inc., is dedicated to the development and commercialization of non-opioid pain management products for treatment of acute and chronic pain. Scilex is uncompromising in its focus to become the global pain management leader committed to social, environmental, economic, and ethical principles to responsibly develop pharmaceutical products to maximize quality of life. Scilex targets indications with high unmet needs and large market opportunities with non-opioid therapies for the treatment of patients with moderate to severe pain. Scilex launched its first commercial product in October 2018 and is developing its late-stage pipeline, which includes a pivotal Phase 3 candidate and one Phase 2 and one Phase 1 candidate. Its commercial product, ZTlido® (lidocaine topical system) 1.8%, or ZTlido®, is a prescription lidocaine topical product approved by the U.S. Food and Drug Administration for the relief of pain associated with postherpetic neuralgia, which is a form of post-shingles nerve pain. Scilex’s three product candidates are SP-102 (injectable dexamethasone sodium phosphate viscous gel product containing 10 mg dexamethasone), or SEMDEXA™, a Phase 3, novel, viscous gel formulation of a widely used corticosteroid for epidural injections to treat lumbosacral radicular pain, or sciatica, with FDA Fast Track status; SP-103 (lidocaine topical system) 5.4%, a Phase 2, triple-strength formulation of ZTlido®, for the treatment of low back pain, and SP-104, 4.5 mg Delayed Burst Release Low Dose Naltrexone Hydrochloride (DBR-LDN) Capsule, for the treatment of chronic pain, fibromyalgia in multiple Phase 1 programs expected to be initiated this year. For further information regarding the SP-102 Phase 3 efficacy trial, see NCT identifier NCT03372161 - Corticosteroid Lumbar Epidural Analgesia for Radiculopathy - Full Text View - ClinicalTrials.gov.

Scilex Holding Company is headquartered in Palo Alto, California, with operations in both Palo Alto and San Diego, California. For further information please visit www.scilexholding.com.

About Sorrento Therapeutics, Inc.

Sorrento is a clinical and commercial stage biopharmaceutical company developing new therapies to treat cancer, pain (non-opioid treatments), autoimmune disease and COVID-19. Sorrento's multimodal, multipronged approach to fighting cancer is made possible by its extensive immuno-oncology platforms, including key assets such as fully human antibodies (“G-MAB™ library”), immuno-cellular therapies (“DAR-T™”), antibody-drug conjugates (“ADCs”), and oncolytic virus (“Seprehvec™”). Sorrento is also developing potential antiviral therapies and vaccines against coronaviruses, including Abivertinib, COVI-AMG™, COVISHIELD™, COVI-MSC™ and COVIDROPS™; and diagnostic test solutions, including COVITRACK™ and COVISTIX™.

Sorrento's commitment to life-enhancing therapies for patients is also demonstrated by our effort to advance a first-in-class (TRPV1 agonist) non-opioid pain management small molecule, resiniferatoxin (“RTX”), and SP-102 (10 mg, dexamethasone sodium phosphate viscous gel) (“SEMDEXA”™), a novel, viscous gel formulation of a widely used corticosteroid for epidural injections to treat lumbosacral radicular pain, or sciatica, and to commercialize ZTlido® (lidocaine topical system) 1.8% for the treatment of post-herpetic neuralgia (PHN). RTX has been cleared for a Phase II trial for intractable pain associated with cancer and a Phase II trial in osteoarthritis patients. Positive top-line results from the Phase III Pivotal Trial C.L.E.A.R Program for SEMDEXATM, its novel, non-opioid product for the treatment of lumbosacral radicular pain (sciatica), were announced in December 2021. ZTlido® was approved by the FDA on February 28, 2018.

For more information visit www.sorrentotherapeutics.com.

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About Vickers Vantage Corp. I

Vickers Vantage Corp. I is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Important Information for Investors and Stockholders

This press release relates to a proposed transaction between Scilex and VCKA. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, VCKA intends to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a document that serves as a prospectus and proxy statement of VCKA, referred to as proxy statement/prospectus. After the registration statement is declared effective by the SEC, the proxy statement/prospectus will be sent to all VCKA shareholders as of a record date for the meeting of VCKA shareholders to be established for voting on the proposed business combination. VCKA will also file other documents regarding the proposed transaction with the SEC. This press release does not contain all of the information that will be contained in the proxy statement/prospectus or other documents filed or to be filed with the SEC. Investors and security holders of VCKA are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the transaction that VCKA files with the SEC when, and if, they become available because they will contain important information about VCKA, Scilex and the proposed transaction.  Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by VCKA through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

VCKA and its directors and executive officers may be deemed participants in the solicitation of proxies from VCKA’s shareholders in connection with the transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Scilex and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of VCKA in connection with the proposed transaction. Information about Scilex’s directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement/prospectus for the proposed transaction.

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Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of VCKA, the Combined Company or Scilex, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release and any statements made for and during any presentation or meeting concerning the matters discussed in this press release contain forward-looking statements related to VCKA, Sorrento Therapeutics, Inc. and its subsidiaries, including but not limited to Scilex, under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Forward-looking statements include statements regarding the proposed business combination between Scilex and VCKA, including the timing of such business combination, the potential listing of the Combined Company’s common stock on Nasdaq or other major securities exchange and the anticipated stock ticker symbol for such shares, the expectation that VCKA will file a registration statement on Form S-4 with the SEC, which would include a proxy statement/prospectus, the estimated or anticipated future results and benefits of the Combined Company following the proposed business combination, including the likelihood and ability of the parties to successfully consummate the proposed business combination, future opportunities for the Combined Company, the timing of the completion of the proposed business combination, Scilex’s and the Combined Company’s proposed business strategies, the expected cash resources of the Combined Company and the expected uses thereof; Scilex’s and the Combined Company’s current and prospective product candidates, planned clinical trials and preclinical activities and potential product approvals, as well as the potential for market acceptance of any approved products and the related market opportunity; statements regarding SP-102 (SEMDEXA™), if approved by the FDA; Scilex’s development and commercialization plans; and Sorrento’s products, technologies and prospects and Scilex’s products, technologies and prospects, including the potential for Scilex’s product candidates to be best-in-class or first-in-class therapies.  Risks and uncertainties that could cause Sorrento’s and Scilex’s actual results to differ materially and adversely from those expressed in our forward-looking statements, include, but are not limited to: the inability of the parties to consummate the proposed business combination transaction for any reason or the occurrence of any event, change or other circumstances that could give rise to the termination of the BCA, including any failure to meet applicable closing conditions; changes in the structure, timing and completion of the proposed transaction between VCKA and Scilex; VCKA’s ability to continue its listing on the Nasdaq Capital Market until closing of the proposed transaction; the Combined Company’s ability to list its securities on Nasdaq or other major securities exchange after closing of the proposed transaction; the ability of the parties to achieve the benefits of the proposed transaction, including future financial and operating results of the Combined Company; the ability of the parties to realize the expected synergies from the proposed transaction; risks related to the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination; general economic, political and business conditions; risks related to the ongoing COVID-19 pandemic; the risk that the potential product candidates that Scilex develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; risks relating to uncertainty regarding the regulatory pathway for Scilex’s product candidates; the risk that Scilex will be unable to successfully market or gain market acceptance of its product candidates; the risk that Scilex’s product candidates may not be beneficial to patients or successfully commercialized; the risk that Scilex has overestimated the size of the target patient population, their willingness to try new therapies and the willingness of physicians to prescribe these therapies; the risk that the results of Scilex’s Phase 3 pivotal trial C.L.E.A.R. program for SP-102 may not be successful; risks that the prior results of the clinical trials of SP-102 (SEMDEXA™) may not be replicated; regulatory and intellectual property risks; the risk that any requisite regulatory approvals to complete the transaction are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Combined Company or the expected benefits of the proposed transaction or that the approval of VCKA’s shareholders is not obtained; the risk of failure to realize the anticipated benefits of the proposed transaction; the amount of redemption requests made by VCKA’s shareholders and other risks and uncertainties indicated from time to time and other risks set forth in Sorrento’s and VCKA’s filings with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and we undertake no obligation to update any forward-looking statement in this press release except as may be required by law.

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Contacts:

For Scilex Holding Company

Mr. Jaisim Shah
Chief Executive Officer
Scilex Holding Company
960 San Antonio Road
Palo Alto, CA 94303
Office: (650) 516-4310

Email: jshah@scilexpharma.com

Website: www.sorrentotherapeutics.com and www.scilexholding.com

Investors and Media Contact:

Jeffrey Chi
Chief Executive Officer
85 Broad Street, 16th Floor
New York, NY 10004
Phone: (646) 974-8301
Email: jeff.chi@vickersventure.com

Website: www.vickersvantage.com

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Investors and Media Contact: Nicolette Ten, Senior Account Executive, SPRG
Email: nicolette.ten@sprg.com.sg

# # #

Sorrento® and the Sorrento logo are registered trademarks of Sorrento Therapeutics, Inc.

G-MAB™, DAR-T™, Seprehvec™, SOFUSA™, COVI-AMG™, COVISHIELD™, COVIDROPS™, COVI-MSC™, COVITRACK™ and COVISTIX™ are trademarks of Sorrento Therapeutics, Inc.

SEMDEXA™ (SP-102) is a trademark owned by Semnur Pharmaceuticals, Inc., a wholly owned subsidiary of Scilex Holding Company. A proprietary name review by the FDA is planned.

ZTlido® is a registered trademark owned by Scilex Pharmaceuticals Inc., a wholly owned subsidiary of Scilex Holding Company.

All other trademarks are the property of their respective owners.

© 2022 Sorrento Therapeutics, Inc. All Rights Reserved.

References

(1) Deyo & Weinstein 2001

(2) Hudson TJ, Edlund MJ, Steffick DE, Tripathi SP, Sullivan MD. Epidemiology of regular prescribed opioid use: results from a national, population-based survey. J Pain Symptom Manage 2008; 36(3): 280-8

(3) Chaparro LE, Furlan AD, Deshpande A, Mailis Gagnon A, Atlas S, Turk DC. Opioids compared to placebo or other treatments for chronic low-back pain. Cochrane Database Syst Rev 2013 (8): CD004959

(4) Chou R, Turner JA, Devine EB, Hansen RN, Sullivan SD, Blazina I, et al. The effectiveness and risks of long-term opioid therapy for chronic pain: a systematic review for a National Institutes of Health Pathways to Prevention Workshop. Ann Intern Med 2015;162 (4):276–86

(5) Annual surveillance report of drug-related risks and outcomes United States, 2019. Centers for Disease Control and Prevention

(6) https://www.cdc.gov/opioids/basics/epidemic.html

(7) U.S. News by Steven Ross Johnson: CDC Data on Drug Overdose Deaths Top 100K for First Time, November 17, 2021

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